UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2012
Date of Report (Date of earliest event reported)

SONO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51583 (Commission File Number)	98-0441019 (IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706 (Address of principal executive offices)	89706 (Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 23, 2012, Sono Resources, Inc. (the "Company") increased the number of its authorized shares of Common Stock from 50,000,000 shares, par value $0.001 per share, to 1,000,000,000 shares, par value $0.001 per share. A copy of the Certificate of Amendment (the "Certificate of Amendment"), as filed with the Nevada Secretary of State to give effect to the increase in the Company's authorized shares of Common Stock, is filed as Exhibit 3.1 hereto.

The proposal to increase the Company's authorized shares of Common Stock was initially approved by the Company's Board of Directors for submission to the Company's stockholders on November 17, 2011, and is described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on December 23, 2011. The proposal and the form of the Certificate of Amendment was approved and adopted by the Company's stockholders at the Company's special meeting held on January 19, 2012.

Item 5.07.     Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders (the "Meeting") of Sono Resources, Inc. (the "Company") was held on January 19, 2012 to approve the agenda items described below.

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 22,491,762 shares (62.21% of the 36,153,278 issued and outstanding shares of the Company's common stock entitled to vote as of December 19, 2011, the record date for the Meeting) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Meeting. The agenda items submitted at the Meeting were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the Meeting.

Agenda Item 1.          To approve the increase in the Company's authorized capital from 500,000,000 shares of common stock to 1,000,000,000 shares of common stock. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
22,476,216	99.93%	15,546	0.07%	Nil	N/A

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Item 9.01     Financial Statements and Exhibits.
Exhibit Number	Document
3.1	Certificate of Amendment filed with the Nevada Secretary of State on January 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO RESOURCES, INC.
Date: January 24, 2012	/s/ William D. Thomas Name: William D. Thomas Title: Chief Financial Officer and a director

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